UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2024

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 East Broad Street, Rochester, NY 14614
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders (the “Annual Meeting”) of Constellation Brands, Inc. (the “Company”) was held virtually on July 17, 2024. The final voting results on each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:

1. Election of Directors.

The stockholders elected thirteen nominees to the Company’s Board of Directors to serve for a one-year term extending until the 2025 annual meeting of stockholders and their successors are duly elected and qualified. The thirteen directors were elected by a majority of the votes cast by the holders of the shares entitled to vote in person or represented by proxy at the Annual Meeting as set forth below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Christopher J. Baldwin	155,732,836	1,973,167	160,691	11,463,235
Christy Clark	156,797,345	915,258	154,091	11,463,235
Jennifer M. Daniels	141,895,536	15,815,818	155,340	11,463,235
Nicholas I. Fink	153,042,653	4,621,325	202,716	11,463,235
William Giles	156,686,007	1,013,596	167,091	11,463,235
Ernesto M. Hernández	149,755,739	7,910,538	200,417	11,463,235
José Manuel Madero Garza	156,012,267	1,692,353	162,074	11,463,235
Daniel J. McCarthy	156,002,461	1,701,768	162,465	11,463,235
William A. Newlands	157,071,792	643,741	151,161	11,463,235
Richard Sands	127,672,650	30,040,894	153,150	11,463,235
Robert Sands	127,727,868	29,985,046	153,780	11,463,235
Judy A. Schmeling	152,515,333	5,196,973	154,388	11,463,235
Luca Zaramella	156,313,552	1,391,214	161,928	11,463,235

2. Ratification of the Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending February 28, 2025.

The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025, as set forth below:

Votes For:	164,933,074
Votes Against:	4,257,774
Abstentions:	139,081
Broker Non-Votes:	—

3. Proposal to Approve, by an Advisory Vote, the Compensation of the Company’s Named Executive Officers as Disclosed in the Proxy Statement.

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes For:	152,772,073
Votes Against:	4,726,105
Abstentions:	368,516
Broker Non-Votes:	11,463,235

4. Stockholder Proposal Regarding Managing Supply Chain Water Risk.

The stockholders did not approve a stockholder proposal regarding managing supply chain water risk as set forth below:

Votes For:	55,002,171
Votes Against:	101,911,198
Abstentions:	953,325
Broker Non-Votes:	11,463,235

5. Stockholder Proposal Regarding Greenhouse Gas Emissions.

The stockholders did not approve a stockholder proposal regarding greenhouse gas emissions as set forth below:

Votes For:	42,005,272
Votes Against:	114,965,451
Abstentions:	895,971
Broker Non-Votes:	11,463,235

6. Stockholder Proposal Regarding Circular Packaging.

The stockholders did not approve a stockholder proposal regarding circular packaging as set forth below:

Votes For:	38,535,006
Votes Against:	118,427,268
Abstentions:	904,420
Broker Non-Votes:	11,463,235

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2024	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer